UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
      (Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	September 26, 2025

DARLING INGREDIENTS INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-13323	36-2495346
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
            5601 N. MacArthur Blvd., Irving, Texas 75038
                (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 717-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock $0.01 par value per share	DAR	New York Stock Exchange	(“NYSE”)
NYSE Texas
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On September 26, 2025, Darling Ingredients Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that Matt Jansen departed from his employment and executive officer role with the Company, effective September 26, 2025. This Amendment No.1 on Form 8-K/A is being filed to supplement the disclosure contained in Item 5.02 of the Original Form 8-K, including the execution of a General Release Agreement by and between the Company and Mr. Jansen, and to file the General Release Agreement as Exhibit 10.1 hereto. The remainder of the Original Form 8-K is unchanged.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Original Form 8-K, Mr. Jansen departed from his role with the Company as Chief Operating Officer – North America, effective September 26, 2025. On October 6, 2025, Mr. Jansen and the Company entered into a General Release Agreement (the “Release Agreement”).

Under the terms of the Release Agreement, in addition to the severance benefits referenced in the Original Form 8-K, and in return for his provision of transition services to the Company between the effective date of the Release Agreement and March 26, 2026 (the “Advisory Period”), Mr. Jansen shall be provided an advisory services fee in the aggregate sum of $500,000.00, payable in equal monthly installments during the Advisory Period. As consideration for the foregoing, Mr. Jansen has agreed to a general release of all claims against the Company and its affiliates, well as to be bound by restrictive covenants relating to nondisclosure of confidential information, return of Company property, non-solicitation of employees, non-interference, non-disparagement and non-competition.

The foregoing description of the Release Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1     General Release Agreement, dated October 6, 2025, by and between Darling Ingredients Inc. and Matt Jansen
104 Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARLING INGREDIENTS INC.

Date: October 10, 2025	By:	/s/ John F. Sterling
John F. Sterling
Executive Vice President, General Counsel

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